SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 30, 2003
                        (Date of earliest event reported)

                               Griffon Corporation
______________________________________________________________________________

             (Exact name of registrant as specified in its charter)



   Delaware                          1-6620                     11-1893410
______________________________________________________________________________
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
incorporation)                                                     Number)



100 Jericho Quadrangle, Jericho,  New York                        11753
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                                 (516) 938-5544
______________________________________________________________________________
              (Registrant's telephone number including area code)

                                       N/A
______________________________________________________________________________
         (Former name of former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

                                    Exhibits

    99.1 Press release dated April [30], issued by Griffon Corporation ("Registrant").



Item. 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On April 30, 2003, the Registrant issued a press release announcing the Registrant's financial results for the second fiscal quarter ended March 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            GRIFFON CORPORATION


                                            By:    \s\Robert Balemian
                                               -------------------------
                                               Robert Balemian, President